Supplement dated February 8, 2019
to the Prospectus and Summary Prospectus of the following fund (the Fund):
Fund	Documents Dated
Columbia Funds Series Trust II
Columbia Floating Rate Fund	12/1/2018
Effective immediately, the portfolio manager information under the subsection “Fund Management” in the Summary Prospectus and in the “Summary of the Fund" section of the Prospectus for the above mentioned Fund is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Ronald Launsbach, CFA	Senior Portfolio Manager	Lead Portfolio Manager	2012
Vesa Tontti, CFA	Sr. Leveraged Debt Analyst	Co-Portfolio Manager	February 2019
The rest of the section remains the same.
Effective immediately, the portfolio manager information under the subsection “Primary Service Providers – Portfolio Managers” in the “More Information About the Fund" section of the Prospectus for the above mentioned Fund is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Ronald Launsbach, CFA	Senior Portfolio Manager	Lead Portfolio Manager	2012
Vesa Tontti, CFA	Sr. Leveraged Debt Analyst	Co-Portfolio Manager	February 2019
Mr. Launsbach joined the Investment Manager in 2001. Mr. Launsbach began his investment career in 1994 and earned a M.B.A. from Marshall School of Business at the University of Southern California.
Mr. Tontti joined one of the Columbia Management legacy firms or acquired business lines in 2003. Mr. Tontti began his investment career in 1997 and earned an M.S. from the Institute of Industrial Management of Helsinki University of Technology, Finland.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP149_07_002_(02/19)